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                                                                    EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 and this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of our report, dated February 23, 2001, relating to the financial statements of Western Gas Resources, Inc. (the "Company"), which appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



__________________________
PricewaterhouseCoopers LLP

Denver, Colorado
May 23, 2001